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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 31, 2005
                                                        -----------------

                         CITIZENS & NORTHERN CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

          Pennsylvania                 0-16084               23-2451943
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(State or other jurisdiction of      (Commission         (I.R.S. Employer
incorporation)                       File Number)       Identification No.)

90-92 Main Street, Wellsboro, PA                          16901
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(Address of Principal Executive Office)                   (Zip Code)


Registrant's telephone number, including area code   (570) 724-3411
                                                     --------------


                                       N/A
                                      -----
          (Former name or former address, if changed since last report)


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Citizens & Northern Corporation announced the unaudited, consolidated financial results for Citizens & Northern Corporation and subsidiaries for the annual and three-month periods ended December 31, 2005. On January 13, 2006, Citizens & Northern Corporation issued a press release titled "C&N Announces December 31, 2005 Unaudited Financial Results," a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Also, Citizens & Northern Corporation's "Quarterly Report," a report that includes unaudited financial information, will be mailed to shareholders on or about January 20, 2006. A copy of the Quarterly Report is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.

         Exhibit 99.1: Press Release issued by Citizens & Northern Corporation dated January 13, 2006, titled "C&N Announces 2005 Unaudited Financial Results."

         Exhibit 99.2: Quarterly Report, which includes unaudited financial information.










                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                              CITIZENS & NORTHERN CORPORATION

Date:  1/13/06                By: Craig G. Litchfield /s/
                                 ---------------------------
                                 Chairman, President and Chief Executive Officer